UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2012

WATSON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (862) 261-7000

(Former name or former address, if changed since last report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 11, 2012, Watson Pharmaceuticals, Inc. (“the Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) in Parsippany, NJ. At the Annual Meeting, the Company’s stockholders approved an Annual Incentive Plan (the “Incentive Plan”) which is generally intended to allow compensation paid to covered employees under the Incentive Plan to qualify as “qualified performance-based compensation” within the meaning of 162(m) of the U.S. Internal Revenue Code. A more extensive discussion of the Incentive Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 2012 in connection with the Annual Meeting (the “2012 Proxy Statement”).

The foregoing summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which was filed with the Securities and Exchange Commission as Appendix A to the Company’s 2012 Proxy Statement and the terms and conditions of which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	As described above, the Company held the Annual Meeting on May 11, 2012.

(b)	At the Annual Meeting, the Company’s stockholders voted on a total of four proposals, as described below.

1.	Election of Directors:

        The following directors were elected to the Company’s Board of Directors for a term of three years expiring at the Annual Meeting of Stockholders in 2014, with voting results as follows:

	For	Against	Abstain	Broker Non-Votes
Jack Michelson	93,561,926	1,146,056	60,153	12,045,028
Ronald R. Taylor	89,810,052	4,897,767	60,316	12,045,028
Andrew L. Turner	92,386,144	2,322,508	59,483	12,045,028

2.	Advisory Vote on the Compensation of Our Named Executive Officers:

The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation was described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company’s 2012 Proxy Statement, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
88,842,060	5,602,454	323,621	12,045,028

3.	Approval of the Annual Incentive Plan (as described above under Item 5.02):

The Company’s stockholders voted to approve an Annual Incentive Plan which is generally intended to allow compensation paid to covered employees under the Incentive Plan to qualify as “qualified performance-based compensation” within the meaning of 162(m) of the U.S. Internal Revenue Code, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
91,691,440	2,998,243	78,452	12,045,028

4.	Ratification of the Appointment of PricewaterhouseCoopers LLP:

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
104,365,686	2,294,276	153,201	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

10.1	The Annual Incentive Plan of Watson Pharmaceuticals, Inc. is incorporated by reference to Appendix A to the Company’s March 30, 2012 Definitive Proxy Statement on Schedule 14A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2012	WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
David A. Buchen
Chief Legal Officer - Global

EXHIBIT INDEX

10.1	The Annual Incentive Plan of Watson Pharmaceuticals, Inc. is incorporated by reference to Appendix A to the Company’s March 30, 2012 Definitive Proxy Statement on Schedule 14A.